UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

EVOKE PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 230
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting solely by means of remote communication through a live webcast on May 21, 2025, at 8:30 a.m., Pacific Time. There were represented at the Annual Meeting, by proxy, 960,070 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), out of a total number of 1,492,858 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

The following individuals, who were named as nominees in the Company’s definitive proxy statement relating to the Annual Meeting, were elected by the Company’s stockholders by a plurality of votes cast to serve a three-year term on the Company’s Board of Directors (the "Board") which will expire at the Company’s 2028 annual meeting of stockholders. Information on the vote relating to the director standing for election is set forth below:

Proposal 1. – Election of Class III Directors.

Nominee	For	Withheld	Broker Non-Votes
Mr. Malcolm R. Hill, Pharm.D.	327,711	128,684	503,675
Ms. Vickie W. Reed	335,555	120,840	503,675

Proposal 2. – Ratification of Appointment of BDO USA, P.C.

Proposal 2 was to ratify the appointment of BDO USA, P.C., an independent registered public accounting firm, as the Company’s independent auditors for the year ending December 31, 2025. The proposal was approved.

For	Against	Abstain
935,706	12,174	12,190

Proposal 3. – Advisory Vote on Executive Compensation.

Proposal 3 was to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
308,413	144,621	3,361	503,675

Proposal 4. – Frequency of Stockholder Vote on Executive Compensation.

Proposal 4 was to approve, on an advisory basis, the frequency of holding future advisory votes on the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy statement. The “Three Years” alternative received the highest number of votes and is the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation. The Board determined to hold future advisory votes on executive compensation every three years based upon the stockholders’ recommendation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
207,519	871	242,339	5,666	503,675

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date:	May 22, 2025	By:	/s/ Matthew J. D'Onofrio
Name: Matthew J. D'Onofrio Title: Chief Executive Officer and Director